UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2006

FREZER, INC.
(Exact Name of Registrant as Specified in Charter)

Commission File Number: 000-51336

Nevada	20-2777600
(State of Incorporation)	(IRS Employer Identification No.)

1010 University Avenue, Suite 40, San Diego, California 92103
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number including area code: (619)_ 702-1404

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange Act (17 CFR 240.13e-4(c)).

As used herein, the term “we,” “us,” “our,” “Frezer,” and the “Company” refers to Frezer, Inc., a Nevada corporation.

MATTER OF FORWARD-LOOKING STATEMENTS

THIS FORM 8-K CONTAINS "FORWARD-LOOKING STATEMENTS". FORWARD-LOOKING STATEMENTS ARE STATEMENTS CONCERNING PLANS, OBJECTIVES, GOALS, STRATEGIES, EXPECTATIONS, INTENTIONS, PROJECTIONS, DEVELOPMENTS, FUTURE EVENTS, OR PERFORMANCE, UNDERLYING (EXPRESSED OR IMPLIED) ASUMPTIONS AND OTHER STATEMENTS THAT ARE OTHER THAN HISTORICAL FACTS. IN SOME CASES FORWARD-LOOKING STATEMENTS CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING WORDS SUCH AS "BELIEVES," "EXPECTS," "MAY," "WILL," "SHOULD," OR "ANTICIPATES," OR THE NEGATIVE OF THESE WORDS OR OTHER VARIATIONS OF THESE WORDS OR COMPARABLE WORDS, OR BY DISCUSSIONS OF PLANS OR STRATEGY THAT INVOLVE RISKS AND UNCERTAINTIES. MANAGEMENT WISHES TO CAUTION THE READER THAT THESE FORWARD-LOOKING STATEMENTS, INCLUDING, BUT NOT LIMITED TO, STATEMENTS REGARDING THE COMPANY’S PLANS, GOALS AND, THE BUSINESS STRATEGY OF THE COMPANY AND OTHER MATTERS THAT ARE NOT HISTORICAL FACTS ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT OR THAT THE ANTICIPATED FUTURE RESULTS WILL BE ACHIEVED. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY EITHER BECAUSE ONE OR MORE PREDICTIONS PROVE TO BE ERRONEOUS OR AS A RESULT OF OTHER RISKS FACING THE COMPANY. FORWARD-LOOKING STATEMENTS SHOULD BE READ IN LIGHT OF THE CAUTIONARY STATEMENTS AND RISKS THAT INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH AN EARLY-STAGE COMPANY THAT HAS ONLY A LIMITED HISTORY OF OPERATIONS, THE COMPARATIVELY LIMITED FINANCIAL RESOURCES OF THE COMPANY, THE INTENSE COMPETITION THE COMPANY FACES FROM OTHER ESTABLISHED COMPETITORS, TECHNOLOGICAL CHANGES THAT MAY LIMIT THE ABILITY OF THE COMPANY TO MARKET AND SELL ITS PRODUCTS AND SERVICES OR ADVERSELY IMPACT THE PRICING OF THESE PRODUCTS AND SERVICES. ANY ONE OR MORE OF THESE OR OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED, EXPRESSED, OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS. WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT TO REFLECT EVENTS, CIRCUMSTANCES, OR NEW INFORMATION AFTER THE DATE OF THIS FORM 8-K OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED OR OTHER SUBSEQUENT EVENTS.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 13, 2006, Frezer, Inc., a Nevada corporation (the “Company”) and Biotechnology Partners Business Trust executed the first Amendment to their existing Agreement (which was dated May 15, 2006).

In accordance with the Amendment, the scope of the services that Biotechnology Partners Business Trust is to provide the Company for the remaining term of the Agreement shall be limited to the following areas:

1.	All aspects of the preparation of any and all Patent Applications to be filed with the US Patent and Trademark office during the term of the Agreement.

2.	Identification and refurbishment of space suitable for research and development activities.

3.	Identification of consultants qualified to assist Frezer, Inc. in development of intellectual property.

4.	Coordination of the activities of consultants assisting Frezer, Inc. in development of intellectual property.

5.	Identification of research entities having intellectual property which Frezer, Inc. may seek to acquire or license.

6.	Negotiating with research entities regarding acquisition or licensing of intellectual property by Frezer, Inc.

The Amendment is to operate immediately and the parties have agreed to cooperate and implement the Amendment and the plans that each has made to further the revised scope of the services that the Company is to receive from Biotechnology Partners Business Trust.

The Amendment did not result in the Company incurring any material costs or any anticipated material charges to the Company’s future cash expenditures.

While the Company’s management believes that the Amendment will better serve the goals of the Company in implementing its business plans, the Company remains a small, development stage company with no significant operating history upon which to evaluate its future prospects. For these and other reasons, the purchasers of the Company’s common stock may have no historical basis upon which to evaluate the Company and the merits of any investment into the Company.

ITEM 7.01 REGULATION FD DISCLOSURE

On July 13, 2006, Frezer, Inc., a Nevada corporation (the “Company”) and Biotechnology Partners Business Trust executed the first Amendment to their existing Agreement (which was dated May 15, 2006) as described above.

On July 11, 2006, the Board of Directors of the Company unanimously approved resolutions to abandon all plans to develop a stem cell banking facility and market that facility’s services. This change is described below.

ITEM 8.01  OTHER EVENTS

(A) Change in Business Plan

On July 11, 2006, the Board of Directors of the Company unanimously approved resolutions to abandon all plans to develop a stem cell banking facility and market that facility’s services. This change represents a significant departure from the earlier plans that the Company had established.

The action of the Board of Directors followed an extensive review by the Board of the Company, in reviewing the Company’s current and prospective financial, managerial, and marketing resources together with an evaluation of the competitive and operating environment facing the Company. The Board also noted the Company’s limited financial resources and the continuing need to focus the Company’s resources effectively.

With these decisions, the Board has determined that the Company will devote its energies primarily to:

(a)	The development and marketing of intellectual property relating to the Cryo-Chip and
(b)	The development and marketing of intellectual property relating to Cryogenic Storage tank modifications for increased storage capacity.

The Board’s decision was also motivated by the Company’s inability to locate space suitable for the operation of a stem cell banking facility on reasonable terms since the Company’s inception to July 11, 2006 and the apparent prospect that the Company will continue to face continuing difficulties to obtaining suitable space.

While the Company believes that these decisions will better serve the Company’s interests, there can be no assurance that the Company will achieve its objectives or, if the Company achieves any one or more of its objectives, that it can do so on reasonable terms in light of the current financial condition of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FREZER, INC.
(Registrant)

DATE: July 13, 2006
By: /s/ David R. Koos
David R. Koos,
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number    Description

10.1	Agreement by and between Frezer and Bio-Technology Partners Business Trust dated May 15, 2006*
10.2	July 13, 2006 Amendment to that Agreement by and between Frezer and Bio-Technology Partners Business Trust

* Filed previously as Exhibit 10.4 to Frezer, Inc.’s 10-QSB for the quarterly period ending March 31, 2006 and incorporated by reference herein.